Exhibit 99.1 - Application for Judicial Dissolution Pursuant to Iowa Code Section 490A.1302

IN THE IOWA DISTRICT COURT FOR SCOTT COUNTY

IN RE JUDICIAL DISSOLUTION OF EAST FORK BIODIESEL, LLC,	) ) ) ) ) ) ) ) ) ) )	FILED 2010 AUG-3 PM 1:47 Law No. 116517 CLERK OF DISTRICT COURT SCOTT COUNTY, IOWA APPLICATION FOR JUDICIAL DISSOLUTION PURSUANT TO IOWA CODE SECTION 490A.1302

Kenneth M. Clark, as  a member of record of East Fork Biodiesel, LLC, an Iowa limited liability company ("EFB"), and pursuant to Iowa Code Section 490A.1302, hereby applies for a Decree of Judicial Dissolution of EFB and in support thereof states:

1.           Kenneth M. Clark is a member of record of EFB and is the duly elected President of EFB.

2.           EFB is a limited liability company formed pursuant to Chapter 490A of the Iowa Code on January 5, 2006.

3.           EFB's registered office is situated at 220 N. Main Street, Suite 600, Davenport, Iowa 52801 in Scott County, Iowa.  Venue of this matter is appropriately in Scott County,

Iowa, under Iowa Code Section 490A.1302.

4.           EFB, pursuant to Section 1.3 of its Second Amended and Restated Operating Agreement, was formed to own, construct, operate, lease, contract with, and/or invest in biodiesel production and co-product production facilities and to process soybean oil and other feedstocks into biodiesel and related co-products, and market such biodiesel and co-

products.

5.           It is not reasonably practicable for EFB to carry on its business in conformity with its Articles of Organization and Operating Agreement for the reason that EFB's principal asset, a biodiesel production facility in Algona, Iowa, is the subject of a foreclosure proceeding pending in the Iowa District Court for Kossuth County captioned Farm Credit

Services of America, FLCA, Plaintiff vs. East Fork Biodiesel, LLC, Defendant (Case No. EQCV025857).  A Decree of Foreclosure and Judgment was entered in that case on April 29,

2010, for money judgment against EFB in the amount of $25,736,391.99, together with interest thereafter in the amount of $5,197.91 per diem, and for foreclosure against EFB's biodiesel production facility.  Special execution has entered in that matter and Sheriff's Sale is scheduled for September 7, 2010.

6.           EFB is in no financial position to pay the judgment, redeem the property from foreclosure, or to otherwise reorganize and carry on its business affairs.

7.           EFB is obligated to make ongoing regulatory and financial disclosure filings with the Securities and Exchange Commission ("SEC) pending the completion of the dissolution proceedings of EFB and it is financially impracticable to continue such filings beyond late December, 2010.  A Decree of Dissolution entered at this time will reasonably allow

EFB to wind up its affairs, and file Articles of Dissolution by late December, 2010, while remaining in compliance with its SEC filing obligations.

8.           The Board of Directors of EFB at its July 19, 2010 meeting authorized the filing of this Application and has determined that it is appropriate to proceed to seek judicial dissolution of EFB and to wind up the affairs of EFB pursuant to Iowa Code Chapter 490A, Subchapter XIII.  The Board of Directors has designated Chris L. Daniel, Chief Executive

Officer of EFB, to act as Liquidator pursuant to Section 10.8 of EFB's Operating Agreement, to proceed with winding up EFB's affairs, liquidating its assets and distributing its assets as set forth in Iowa Code Chapter 490A, Subchapter XIII.

WHEREFORE, the undersigned member of EFB requests that the Court enter a Decree of Judicial Dissolution of EFB pursuant to Iowa Code Section 490A.1302 and for such other and further relief as may be appropriate in the circumstances.

Dated this 28th day of July, 2010.

Kenneth M. Clark, Member

STATE OF IOWA                                        )
                 ) SS:
COUNTY OF KOSSUTH                             )

The foregoing Application for Judicial Dissolution was subscribed and sworn to before the undersigned, a Notary Public in and for said County and State, by the said Kenneth M. Clark, on this 28th day of July, 2010.

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OF COUNSEL:

Terry M. Giebelstein
LANE & WATERMAN LLP
220 N. Main Street, Suite 600
Davenport, IA 52801
Phone: 563-333-6614
Email: tgiebelstein@l-wlaw.com